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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                ________________

                                    FORM 8-K
                                ________________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 14, 2004


                          BOSTON SCIENTIFIC CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


     DELAWARE                       1-11083                      04-2695240
 ---------------                  ------------               -------------------
 (State or other                  (Commission                  (IRS employer
 jurisdiction of                  file number)               identification no.)
 incorporation)


          One Boston Scientific Place, Natick, Massachusetts 01760-1537
          -------------------------------------------------------------
             (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (508) 650-8000





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On December 14, 2004, the Board of Directors of Boston Scientific Corporation (the "Company") appointed Paul A. LaViolette to the position of Chief Operating Officer of the Company. Prior to this appointment, Mr. LaViolette, 47, served as Senior Vice President and Group President for the
Company's Cardiovascular businesses.   Mr. LaViolette joined the Company in
January 1994 as President of Boston Scientific International. In February 1995, he became Group President for the Company's Endoscopy and Urology businesses. In 1998, he again joined Boston Scientific International as its President to help strengthen and stabilize the organization. In 2000, Mr. LaViolette added Group President responsibilities for the Scimed, EP Technologies and Target divisions, and in 2001 also took on the role of President of Scimed.

            During 2000, the Company provided a home improvement loan in the amount of $400,000 to Mr. LaViolette. The principal balance on the loan bears interest at the then-current applicable federal rate for medium term notes (approximately 6%) until the principal balance is paid in full. Principal, together with interest compounded quarterly, is due and payable in October 2005.

            The Company announced additional management promotions. A copy of the press release is attached hereto as Exhibit 99.1. The Company also provides retention and indemnification agreements to its executive officers. Forms of these agreements have been previously filed by the Company with the Securities and Exchange Commission.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            99.1     Press Release dated December 20, 2004
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                                    SIGNATURE

            Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               BOSTON SCIENTIFIC CORPORATION



Date:       December 20, 2004                  By: /s/ Lawrence J. Knopf
                                                   --------------------------
                                                   Lawrence J. Knopf
                                                   Vice President and
                                                   Assistant General Counsel


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
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 99.1           Press Release dated December 20, 2004